Exhibit 77C
          Tax-Exempt California Money Market Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-5076
          Page 1

          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR               35,028,281
                       WITHHELD             969,586

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR               35,034,183
                       WITHHELD             963,684

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR               35,034,199
                       WITHHELD             963,668

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR               35,034,183
                       WITHHELD             963,684



























          Exhibit 77C
          Tax-Exempt California Money Market Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-5076
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR               35,034,199
                       WITHHELD             963,684

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR               35,034,183
                       WITHHELD             963,684

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR               35,029,748
                       WITHHELD             968,119

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR               35,034,199
                       WITHHELD             963,668

                   Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR               35,029,764
                       WITHHELD             968,103


























          Exhibit 77C
          Tax-Exempt California Money Market Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-5076
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR               35,247,990
                       AGAINST              284,515
                       ABSTAIN              465,363

          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             -----------
                       FOR               33,874,847
                       AGAINST            1,270,590
                       ABSTAIN              852,431

          Item 4:  New Rule 12B-1 Distribution Plan

                       Vote             Number
                       ----             -----------
                       FOR               33,113,476
                       AGAINST            1,788,085
                       ABSTAIN            1,096,306

          Item 5.  Approve changes in fundamental investment policies

                       Vote             Number
                       ----             -----------
                       FOR               17,953,912
                       AGAINST            2,320,893
                       ABSTAIN            1,623,840





























          Exhibit 77C
          Tax-Exempt California Money Market Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-5076
          Page 4

          Item 6. Approve amendment to the Agreement and Declaration of Trust

                       Vote             Number
                       ----             -----------
                       FOR               18,306,354
                       AGAINST            1,922,545
                       ABSTAIN            1,669,746






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